EXHIBIT 24.1

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Brittany B. McKinney and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended January 1, 2011 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 22th day of February, 2011.

/s/ Brigid A. Bonner
Brigid A. Bonner

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

On the 22th day of February, 2011, before me, personally came Brigid A. Bonner to me known to be the person described in and who executed the foregoing instrument and acknowledged that she executed the same as her free act and deed.

/s/ Jill E. Dose
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Brittany B. McKinney and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended January 1, 2011 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 22th day of February, 2011.

/s/ Krzysztof K. Burhardt
Krzysztof K. Burhardt

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

On the 22th day of February, 2011, before me, personally came Krzysztof K. Burhardt to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Jill E. Dose
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Brittany B. McKinney and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended January 1, 2011 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 22th day of February, 2011.

/s/ Joseph T. Dunsmore
Joseph T. Dunsmore

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

On the 22th day of February, 2011, before me, personally came Joseph T. Dunsmore to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Jill E. Dose
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Brittany B. McKinney and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended January 1, 2011 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 22th day of February, 2011.

/s/ Galen G. Johnson
Galen G. Johnson

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

On the 22th day of February, 2011, before me, personally came Galen G. Johnson to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Jill E. Dose
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Brittany B. McKinney and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended January 1, 2011 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 22th day of February, 2011.

/s/ Douglas C. Neve
Douglas C. Neve

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

On the 22th day of February, 2011, before me, personally came Douglas C. Neve to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Jill E. Dose
Notary Public

ANALYSTS INTERNATIONAL CORPORATION

POWER OF ATTORNEY

TO SIGN

ANNUAL REPORT ON FORM 10-K

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned hereby appoints Brittany B. McKinney and Robert E. Woods, and each of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as a Director of Analysts International Corporation to the Annual Report on Form 10-K for the year ended January 1, 2011 and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C. as required by Section 13 of the Securities Exchange Act of 1934, as amended granting and giving unto said attorney in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

IN TESTIMONY WHEREOF, I have hereunto set my hand this 22th day of February, 2011.

/s/ Robert E. Woods
Robert E. Woods

STATE OF MINNESOTA	)
) ss
COUNTY OF HENNEPIN	)

On the 22th day of February, 2011, before me, personally came Robert E. Woods to me known to be the person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

/s/ Jill E. Dose
Notary Public